UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

ShotSpotter, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 Gateway Blvd., Suite 210 Newark, California		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 794-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	SSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2020, the Board of Directors of ShotSpotter, Inc. (the “Company”) appointed Mary Hentges as Interim Chief Financial Officer. Ms. Hentges will replace Ralph Clark as the Company’s current Interim Chief Financial Officer. Mr. Clark will remain the Company’s President and Chief Executive Officer, and there will be no change in Mr. Clark’s compensation as a result of this appointment.

Ms. Hentges, 61, has served as a director and advisor to several companies in the technology, financial services and healthcare sectors since 2018 following a time of advising and mentoring a variety of organizations and individuals from 2014 to 2017. Ms. Hentges currently serves on the boards of several private companies and organizations. Ms. Hentges previously served as Executive Vice President and Chief Financial Officer of Yapstone, Inc., a digital payments provider, from October 2012 to April 2014, Executive Vice President and Chief Financial Officer of CBS Interactive, an internet media company, from August 2010 to September 2012, and Vice President and Chief Financial Officer of PayPal, Inc. from February 2003 to March 2010. Prior to those positions, Ms. Hentges worked in a variety of positions in finance and operations at Agilent Technologies, Inc., a diversified technology company, and Hewlett-Packard, Inc., an information technology company. Ms. Hentges holds a B.S. in Accounting from Arizona State University and qualified as a certified public accountant.

Ms. Hentges will serve as the Company’s Interim Chief Financial Officer on a part-time employee basis. In connection with Ms. Hentges’s appointment as Interim Chief Financial Officer, the Company entered into an employment offer letter (the “Offer Letter”) with Ms. Hentges on October 23, 2020. Under the terms of the Offer Letter, Ms. Hentges’s employment is on an at-will basis, she will be paid a salary $10,000 per week, less applicable tax withholdings, to continue for the period she serves in the role of Interim Chief Financial Officer. As a part-time, interim employee, Ms. Hentges will not be eligible to receive any other forms of compensation, including equity or annual bonuses, and, except as required by law, will not be eligible for employee benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ShotSpotter, Inc.

Date: October 26, 2020	By:	/s/ Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer

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